UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Amendment to Employment Agreement with David O’Reilly

On June 24, 2020, The Howard Hughes Corporation (the “Company”) entered into an amendment to the employment agreement (the “Amendment”) with David O’Reilly, the Company’s Chief Financial Officer. The amendment amends certain compensation-related provisions of Mr. O’Reilly’s employment agreement in connection with Mr. O’Reilly’s promotion to President of the Company, effective on June 24, 2020. Mr. O’Reilly will continue as the Company’s Chief Financial Officer and his new title is President and Chief Financial Officer.

The Amendment increases Mr. O’Reilly’s: (i) base salary from $500,000 to $550,000; (ii) annual target bonus amount from $900,000 to $990,000; and (iii) annual equity incentive target opportunity from $1,200,000 to $1,320,000. The annual target bonus amount and the annual equity incentive target opportunity for calendar year 2020 will be prorated based on the applicable target in effect prior to Mr. O’Reilly’s promotion and the applicable target in effect after the promotion.

The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 25, 2020, the Company issued a press release announcing Mr. O’Reilly’s promotion to President of the Company.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements made in this press release that are not historical facts, including statements accompanied by words such as “will,” “believe,” “expect,” “enables,” “realize,” “plan,” “intend,” “assume,” “transform” and other words of similar expression, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s expectations, estimates, assumptions, and projections as of the date of this release and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in The Howard Hughes Corporation’s filings with the Securities and Exchange Commission, including its Quarterly and Annual Reports. The Howard Hughes Corporation cautions you not to place undue reliance on the forward-looking statements contained in this release. The Howard Hughes Corporation does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Employment Agreement, dated June 24, 2020, between The Howard Hughes Corporation and David O’Reilly
99.1	Press Release, dated June 25, 2020
101	Cover Page Interactive Data --the cover page XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and
General Counsel

Date: June 25, 2020

3